Filed under 497(k)

Registration No. 333-53589

VALIC Company II

Mid Cap Value Fund

(the “Fund”)

Supplement dated March 28, 2018, to the Fund’s

Summary Prospectus dated January 1, 2018, as supplemented and amended to date

James N. Mordy has announced his intention to retire from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, effective December 31, 2018. He will continue to serve as a portfolio manager of the Fund through December 30, 2018.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.